What Happens Inside Our Buildings Matters Most Investor Presentation | May 4, 2022

Forward-Looking Statements This presentation contains “forward-looking” statements as defined in the Private Securities Litigation Reform Act of 1995. Any statements that do not relate to historical or current facts or matters are forward looking statements. These statements may be identified, without limitation, by the use of “expects,” “believes,” “intends,” “should” or comparable terms or the negative thereof. Examples of forward-looking statements include all statements regarding our expectations regarding our recent and pending investments, the impact of the COVID-19 pandemic on our tenants, operators and Senior Housing - Managed communities and our strategic and operational plans, as well as all statements regarding expected future financial position, results of operations, cash flows, liquidity, financing plans, business strategy, projected expenses and capital expenditures, competitive position, growth opportunities and potential investments, plans and objectives for future operations. Our actual results may differ materially from those projected or contemplated by our forward-looking statements as a result of various factors, including, among others, the following: the ongoing COVID-19 pandemic and measures intended to prevent its spread, and the related impact on our tenants, operators and Senior Housing - Managed communities; operational risks with respect to our Senior Housing - Managed communities; competitive conditions in our industry; the loss of key management personnel; uninsured or underinsured losses affecting our properties and the possibility of environmental compliance costs and liabilities; potential impairment charges and adjustments related to the accounting of our assets; the potential variability of our reported rental and related revenues as a result of Accounting Standards Update (“ASU”) 2016-02, Leases, as amended by subsequent ASUs, on January 1, 2019; risks associated with our investment in our unconsolidated joint venture; catastrophic weather and other natural or man-made disasters, the effects of climate change on our properties and a failure to implement sustainable and energy-efficient measures; increased operating costs for our tenants and operators; increased healthcare regulation and enforcement; our tenants’ dependency on reimbursement from governmental and other third-party payor programs; the effect of our tenants declaring bankruptcy or becoming insolvent; our ability to find replacement tenants and the impact of unforeseen costs in acquiring new properties; the impact of litigation and rising insurance costs on the business of our tenants; the impact of required regulatory approvals of transfers of healthcare properties; environmental compliance costs and liabilities associated with real estate properties we own; our tenants’ or operators’ failure to adhere to applicable privacy and data security laws, or a material breach of our or our tenants’ or operators’ information technology; our concentration in the healthcare property sector, particularly in skilled nursing/transitional care facilities and senior housing communities, which makes our profitability more vulnerable to a downturn in a specific sector than if we were investing in multiple industries; the significant amount of and our ability to service our indebtedness; covenants in our debt agreements that may restrict our ability to pay dividends, make investments, incur additional indebtedness and refinance indebtedness on favorable terms; increases in market interest rates; adverse changes in our credit ratings; our ability to make dividend distributions at expected levels; our ability to raise capital through equity and debt financings; changes in foreign currency exchange rates and other risks associated with our ownership of property outside the U.S.; the relatively illiquid nature of real estate investments; our ability to maintain our status as a real estate investment trust (“REIT”) under the federal tax laws; compliance with REIT requirements and certain tax and tax regulatory matters related to our status as a REIT; changes in tax laws and regulations affecting REITs (including the potential effects of the Tax Cuts and Jobs Act); the ownership limits and takeover defenses in our governing documents and under Maryland law, which may restrict change of control or business combination opportunities; and the exclusive forum provisions in our bylaws. Additional information concerning risks and uncertainties that could affect our business can be found in our filings with the Securities and Exchange Commission (the “SEC”), including in Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2021. Forward-looking statements made in this presentation are not guarantees of future performance, events or results, and you should not place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company assumes no, and hereby disclaims any, obligation to update any of the foregoing or any other forward-looking statements as a result of new information or new or future developments, except as otherwise required by law. Disclaimers May 4, 2022 Investor Presentation 2

Tenant, Operator and Borrower Information This presentation includes information (e.g., EBITDARM Coverage and Occupancy Percentage) regarding certain of our tenants that lease properties from us and our operators and borrowers, most of which are not subject to SEC reporting requirements. The information related to our tenants, operators and borrowers that is provided in this presentation has been provided by, or derived from information provided by, such tenants, operators and borrowers. We have not independently verified this information. We have no reason to believe that such information is inaccurate in any material respect. We are providing this data for informational purposes only. Non-GAAP Financial Measures This presentation contains certain non-GAAP financial measures related to Sabra Health Care REIT, Inc., including annualized cash NOI, net debt to adjusted EBITDA and funds from operations (FFO). These measures may be different than non-GAAP financial measures used by other companies, and the presentation of these measures is not intended to be considered in isolation or as a substitute for financial information prepared and presented in accordance with U.S. generally accepted accounting principles. An explanation of these non-GAAP financial measures is included under “Definitions” in the Appendix, and reconciliations of these non-GAAP financial measures to the GAAP financial measures we consider most comparable are included on the Investors section of our website at https://ir.sabrahealth.com/investors/financials/quarterly- results/default.aspx. Disclaimers May 4, 2022 Investor Presentation 3

Our passion for quality care and deep industry experience uniquely position Sabra to succeed in the dynamic healthcare real estate market. We have the size, know-how and resilient balance sheet necessary to deliver long-term value to shareholders. Uniquely Positioned to Thrive May 4, 2022 Investor Presentation 4

“We know what happens inside our buildings matters most. That’s why we align ourselves with operators who skillfully and compassionately care for the residents and patients in the buildings we own.” -Rick Matros (he/him), Chief Executive Officer STRATEGY May 4, 2022 Investor Presentation 5

Our Strategy — Passion Meets Know-how Unique, Accretive Investments - Utilize our operational and asset management experience to identify and capitalize on new opportunities where off-market price dislocation exists. Support Operator Expansion - Be the capital partner of choice for the expansion and growth of leading operators with regional expertise and concentrated in markets with favorable demographics. Structure deals opportunistically across the capital stack. Creatively Financed Development - Pursue strategic development opportunities and long-term partnerships with leading developers. Optimize Portfolio - Continue to curate our portfolio to optimize diversification and maintain a mix of assets well-positioned for the future of healthcare delivery. Prudent Financing – Given our current cost of equity, prioritize available liquidity and recycled capital over new equity issuances to fund investing activity. STRATEGY May 4, 2022 Investor Presentation 6

“By consistently and deliberately executing our strategy, we deliver long-term value to our shareholders and provide the capital our tenants need to invest in their business and deliver quality care.” -Talya Nevo-Hacohen (she/her), Chief Investment Officer STRATEGY IN ACTION May 4, 2022 Investor Presentation 7

STRATEGY IN ACTION • Sabra’s Behavioral Health portfolio has grown considerably in recent years with a total investment of approximately $730 million currently yielding 8.3%, which accounts for roughly 13% of the Company’s Annualized Cash NOI. • In total, six properties have been converted or are in the process of being converted to addiction treatment centers, and we are negotiating several additional conversion opportunities for existing wholly owned assets. Recovery Centers of America | Monroeville, PA • Purchased a shuttered inpatient rehabilitation facility on a beautiful secluded, wooded site • Invested capital to renovate and reconfigure the building for a new use— inpatient detox and substance use disorder treatment • RCA pre-leased the building under a long-term triple-net lease • Facility opened in December 2020 • Allowed RCA to continue its growth with minimal capital outlay Recovery Centers of America | Greenville, SC • Closed on a 132-bed hotel on December 16, 2021 for conversion to an addiction treatment facility • As in Monroeville, RCA pre-leased the building under a long-term triple-net lease • Sabra purchased the hotel for $10.9 million and has agreed to invest up to $22.5 million in renovations to convert it to an addiction treatment facility Adaptive Reuse for Behavioral Health May 4, 2022 Investor Presentation 8

May 4, 2022 Investor Presentation 9 Good for the Planet. Good for Our Stakeholders. Our inaugural ESG report is available on our website at sabrahealth.com. “ESG principles are intrinsically tied to our objective to drive shareholder value by operating efficiently, sustainably and with our stakeholders’ best interest in mind.” -Rick Matros (he/him), Chief Executive Officer ENVIRONMENTAL, SOCIAL AND GOVERNANCE

Committed to Diversity, Equity & Inclusion 57% As of March 31, 2022, women comprised 57% of our workforce and 64% of our management level/leadership roles. 26% As of March 31, 2022, 26% of our team members self-identified as being members of one or more ethnic minorities. We believe our ethnic diversity is higher than this reported percentage as another 19% of our team members chose not to self-identify. May 4, 2022 Investor Presentation 10 ENVIRONMENTAL, SOCIAL AND GOVERNANCE

Addressing Critical Health And Wellness Issues In Senior Facilities Sabra is a proud Alliance Member of the Well Living Lab and active participant in WISE— Wellness Innovation in Senior Living—initiative. May 4, 2022 Investor Presentation 11 ENVIRONMENTAL, SOCIAL AND GOVERNANCE The initiative will leverage scientific research conducted in simulated real-world environments and the field, and will share practical findings that can be applied to improving indoor spaces in senior living communities.

WELL Health-Safety Ratings Enlivant, one of Sabra’s largest operators, recently became the first senior living organization to achieve the WELL Health-Safety rating for its entire portfolio. We are encouraging all our operators to pursue the WELL Health-Safety Rating. May 4, 2022 Investor Presentation 12 ENVIRONMENTAL, SOCIAL AND GOVERNANCE

May 4, 2022 Investor Presentation 13 Ethics. Transparency. Accountability. Our strong, independent board brings unique skill sets and relevant experience that enrich our decision making. Healthcare Real Estate Finance Leadership Portfolio Management ESG Regulatory Risk Management Policy ENVIRONMENTAL, SOCIAL AND GOVERNANCE

PORTFOLIO

Our Success Is Predicated on a Healthy Portfolio

As of March 31, 2022

440

Investments[1]

72% 79% 79% 85% 81%

SNF/TC	SH - Leased	SH - Managed	BH	Hosp./Oth.
72%	79%	79%	85%	81%

Average Occupancy Percentage[2]

76

Relationships

38%

Skilled Mix[2]

7

Years Wtd. Avg. Remaining Lease Term

SNF/TC	SH - Leased	BH	Hosp./Oth.
1.87x	1.02x	1.98x	7.52x

Pro Forma Rent Coverage[2,3]

[1] Excludes (i) one real estate property held for sale as of the end of the current period and (ii) our unconsolidated joint venture which consists of 158 facilities and 7,056 units.
[2] Occupancy Percentage and Skilled Mix (together, "Operating Statistics") and EBITDARM Coverage for each period presented include only Stabilized Facilities owned by the Company as of the end of such period and only for the duration such facilities were owned by the Company and classified as Stabilized Facilities. In addition, EBITDARM Coverage and Operating Statistics are presented for the twelve months ended at the end of the respective period and one quarter in arrears, and therefore, EBITDARM Coverage and Operating Statistics exclude assets acquired after December 31, 2021.
[3] Effective February 1, 2022, Avamere's annual base rent on the current portfolio has been reduced to $30.7 million from $44.1 million. Pro forma EBITDARM Coverage illustrates the impact of this rent reduction on our historical trailing twelve-month EBITDARM Coverages for Avamere and our Skilled Nursing/Transitional Care portfolio.

SABRA May 4, 2022 Investor Presentation 14

1 Concentrations exclude (i) one real estate property held for sale as of the end of the current period and (ii) our unconsolidated joint venture which consists of 158 facilities and 7,056 units. Relationship and asset class concentrations include real estate investments and investments in loans receivable and other investments. Relationship concentrations use Annualized Cash NOI, and asset class concentrations use Annualized Cash NOI, as adjusted to reflect Annualized Cash NOI from our sales-type lease, mortgage and construction loans receivable and preferred equity investments in the related asset class of the underlying real estate. See the Appendix to this presentation for the definition of Annualized Cash NOI. Diverse Portfolio, Positioned to Perform Relationship Concentration1 Asset Class Concentration1 PORTFOLIO North American Healthcare, 8.7% Signature Healthcare, 8.5% Avamere Family of Companies, 6.8% Signature Behavioral, 6.8% Recovery Centers of America, 5.4% Holiday, 4.9% Sienna, 1.3% Other, 2.0% Other, 55.6% Behavioral Health, 13.4% Senior Housing - Leased, 12.2% Senior Housing - Managed, 8.2% Specialty Hospital and Other, 4.0% Other, 0.5% Skilled Nursing/ Transitional Care, 61.7% Managed (No Operator Credit Exposure), 8.2% As of March 31, 2022 May 4, 2022 Investor Presentation 15

“We invest in relationships with operators who are nimble and poised to deliver excellent care now and in the future.” -Peter Nyland, Executive Vice President, Asset Management PORTFOLIO May 4, 2022 Investor Presentation 16

COVID-19 Impact on Our Business PORTFOLIO ▪ We have collected 99.5% of our forecasted rents from the beginning of the COVID-19 pandemic through April 2022, including 100% of Avamere’s rent under its previous and amended leases. ▪ We continue to maintain a strong Net Debt to Adjusted EBITDA ratio of 5.11x as of March 31, 2022. ▪ As of March 31, 2022, we had approximately $1.0 billion of liquidity, consisting of unrestricted cash and cash equivalents of $24.8 million and available borrowings of $983.2 million under our revolving credit facility. As of March 31, 2022, we also had $475.0 million available under the ATM Program. May 4, 2022 Investor Presentation 17

Jun-21 Jul-21 Aug-21 Sep-21 Oct-21 Nov-21 Dec-21 Jan-22 Feb-22 Mar-22 North American 77.5% 79.6% 78.7% 78.7% 79.8% 79.7% 78.9% 74.7% 75.6% 79.1% Signature Healthcare 75.5% 76.4% 76.2% 76.5% 76.8% 76.7% 75.9% 75.4% 75.6% 76.0% Avamere 75.5% 75.6% 72.7% 71.7% 69.6% 70.8% 71.8% 69.7% 70.3% 71.3% Cadia 81.8% 83.1% 84.5% 82.9% 83.4% 82.8% 81.5% 83.4% 85.1% 86.9% Healthmark 62.5% 64.0% 64.1% 64.0% 63.7% 64.7% 64.8% 65.7% 68.3% 65.7% The McGuire Group 81.1% 82.7% 85.3% 85.4% 84.2% 83.4% 84.5% 83.0% 83.4% 85.7% CommuniCare 80.2% 80.8% 83.2% 83.0% 81.6% 79.3% 79.0% 77.3% 78.0% 80.5% Total 75.7% 76.7% 76.6% 76.4% 76.0% 76.0% 75.8% 74.6% 75.4% 76.5% COVID-19 Impact on Our Portfolio (Cont.) PORTFOLIO OCCUPANCY TRENDS – SKILLED NURSING ▪ After initial headwinds related to the Omicron variant of COVID-19, Sabra’s seven largest skilled nursing tenants (representing roughly 40% of Annualized Cash NOI) saw a sizable sequential increase in occupancy during the first quarter. May 4, 2022 Investor Presentation 18

1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 Average Occupancy - AL 68.8% 70.8% 73.5% 73.3% 75.2% Sequential Change 2.0% 2.7% (0.2)% 1.9% Average Occupancy - IL 79.0% 78.6% 79.8% 80.7% 80.4% Sequential Change (0.4)% 1.2% 0.9% (0.3)% Resident fees and services 1 35,644$ 36,604$ 36,970$ 37,820$ 38,696$ Sequential Change 2.7% 1.0% 2.3% 2.3% Cash NOI 1 6,938$ 9,308$ 8,238$ 7,363$ 8,183$ Sequential Change 34.2% (11.5)% (10.6)% 11.1% COVID-19 Impact on Our Portfolio (Cont.) PORTFOLIO SAME-STORE SENIOR HOUSING – MANAGED ▪ Headwinds related to the Omicron variant abated as the first quarter progressed, which drove a healthy sequential increase in occupancy across our needs-based assisted living portfolio. Our independent living portfolio is also showing signs of improvement. However, occupancy saw a slight sequential decline due partly to demand that tends to be more discretionary in nature. Revenue increased sequentially primarily as a result of rent growth, while NOI saw an 11% sequential increase–or 18% year-over-year growth– driven by a combination of revenue growth and operating leverage. 1 Resident fees and services and Cash NOI balances include $0.5 million of Grant Income for 2Q 2021. May 4, 2022 Investor Presentation 19

Advancing the Quality of Care We Work with Operators Who Are: • Committed to their mission • Nimble • Regional experts • In markets with favorable demographics • Well-positioned for the future of healthcare delivery OPERATORS May 4, 2022 Investor Presentation 20

We Support Our Operators We Invest in Our Tenants’ Success: • Redevelopment / Adaptive Reuse • Expansion • Strategic development • Flexible equity and debt capital solutions OPERATORS May 4, 2022 Investor Presentation 21

Driving Performance with Free Access to Industry-Leading Business Intelligence Tools OPERATORS May 4, 2022 Investor Presentation 22

PointRight Solutions for SNF Tenants OPERATORS Data Integrity Audit (DIA) Real-time MDS verification analysis. Ensures accuracy and quality of MDS data with insights into PDPM reimbursement. Each MDS is checked for logical and clinical coding accuracy with helpful alerts to identify quality measure triggers and reimbursement items for compliance monitoring. • Using the DIA tool, Sabra facilities using PointRight were able to increase their reimbursement under Medicare Part A by a four-quarter average of $3.50 per day during calendar year 2021. PointRight® Pro 30® Rehospitalization PointRight® Pro 30® Rehospitalization shows overall performance with rehospitalization, which clinical cohorts are being manage well and areas for improvement. Performance can be shared over time with healthcare partners for market positioning with key referral and payer sources. • From December 2019 through October 2021, Sabra facilities using PointRight have been able to reduce rehospitalizations by 0.5%. Five-Star FastTrack PointRight® Five-Star FastTrack® provides interactive monitoring and management of CMS Five- Star Quality Rating performance. The “What If” features allow setting of targets for improvement efforts. Enables proactive Five-Star performance management, helping users quickly attain and maintain optimal Five-Star ratings. • From May 2020 to October 2021, 17% of Sabra's facilities using PointRight have improved their CMS Quality Measure rating to five-stars. May 4, 2022 Investor Presentation 23

“What started with a single sale/leaseback transaction for a senior living community in Indiana has grown into a multi-state, multi- community relationship. We truly value the collaboration, insight and support we receive from Sabra. Sabra is who we think about first when it comes to a capital partner to support our company’s growth.” – Tom Smith, Chief Executive Officer & Co-Founder Leo Brown Group OPERATORS May 4, 2022 Investor Presentation 24

PERFORMANCE “Our strong balance sheet and ready access to capital allows us to thoughtfully finance investment opportunities and drive value for our shareholders.” –Michael Costa, Chief Financial Officer May 4, 2022 Investor Presentation 25

Balanced Capital Structure Common Equity Value 53% Secured Debt 1% Unsecured Debt 46% Capital Structure 1 Our diverse menu of capital options and $1.0 billion of available liquidity ensures that we have ready access to low cost capital to fund our growth. Our credit facility contains an accordion feature that can increase the total available borrowings to $2.75 billion (up from $2.0 billion plus CAD $125.0 million today). CONSOLIDATED ENTERPRISE VALUE $5.0B PERFORMANCE 1 As of 3/31/2022. Common equity value estimated using outstanding common stock of 231.0 million shares and Sabra’s closing price of $11.64 as of 5/2/2022. May 4, 2022 Investor Presentation 26

Sabra 1Q 22 1 Investment grade peers median 2 Net Debt to Adjusted EBITDA 5.11x 3 6.11x Interest Coverage Ratio 5.21x 3 4.24x Debt as a % of Asset Value 34% 39% Secured Debt as a % of Asset Value 1% 5% Strong Investment-Grade Credit Metrics 1 Key credit statistics (except Net Debt to Adjusted EBITDA) are calculated in accordance with the credit agreement relating to the revolving credit facility and the indentures relating to our unsecured senior notes. 2 Investment-Grade Peers consists of WELL, VTR, OHI and NHI. The metrics used to calculate Investment-Grade Peers Median are sourced from most recent public filings with the SEC and may not be calculated in a manner identical to Sabra’s metrics. 3 Based on the trailing twelve-month period ended as of the date indicated. PERFORMANCE May 4, 2022 Investor Presentation 27

Favorable Profile with Staggered Maturities PERFORMANCE 1 Revolving Credit Facility is subject to two six-month extension options. 2 Represents actual contractual interest rates excluding private mortgage insurance and impact of interest rate derivative agreements. (Dollars in millions) Debt maturity profile at March 31, 2022 21 May 4, 2022 Investor Presentation 28

Attractive Relative Valuation PERFORMANCE -22.1% -8.4% -6.8% 2.2% 7.1% 27.7% SBRA CTRE OHI NHI LTC Big 2 Average 10.3% 3.0% 6.5% 7.0% 7.1% 10.7% SBRA Big 2 Average CTRE LTC NHI OHI 7.6x 8.9x 10.9x 11.4x 13.0x 21.9x SBRA OHI CTRE NHI LTC Big 2 Average 20% 13% 20% 55% 41% 63% 62% 87% 74% 8% 57% 32% 18% 6% 37% 2% 5% SBRA CTRE OHI Big 2 Average LTC NHI Senior Housing Skilled Nursing Other Forward FFO multiples 1 Dividend yield 2 Premium / discount to consensus NAV Portfolio composition (% Annualized Cash NOI) 4 Sources: SNL Financial as of 5/2/2022, unless otherwise noted. 1 Forward FFO multiple is calculated as stock price as of 5/2/2022 divided by the forward four quarter consensus FFO from SNL Financial. 2 Dividend yield is calculated as most recent quarterly dividends declared per share annualized divided by stock price as of 5/2/2022. 3 Big 2 average consists of WELL and VTR. 4 Represents latest available concentration for peers from company filings as of 5/2/2022. 5 Based on Annualized Cash NOI for the quarter ended 3/31/2022. See the appendix to this presentation for the definition of Annualized Cash NOI. 3 3 3 3 5 May 4, 2022 Investor Presentation 29

Well-Positioned Portfolio PERFORMANCE SNF concentration 1 1 Represents latest available concentration and coverage for peers as of 5/2/2022. 2 Based on Annualized Cash NOI as of 3/31/2022 for real estate investments, investments in loans receivable and other investments. See the appendix to this presentation for the definition of Annualized Cash NOI. 3 Represents SNF EBITDARM Coverage for LTC and NHI; total portfolio EBITDARM Coverage for OHI and CTRE. 4 See appendix to this presentation for the definition of EBITDARM Coverage. 5 Sabra EBITDARM coverage is pro forma for the impact of the Avamere rent reduction. Pro forma EBITDARM coverage illustrates the impact of this rent reduction on our historical trailing twelve-month EBITDARM Coverages for Avamere and our Skilled Nursing/Transitional Care portfolio. Top five relationships concentration 1 SNF EBITDARM coverage 1,3 SH EBITDARM coverage 1 62% 32% 59% 75% 87% SBRA NHI LTC OHI CTRE 36% 39% 49% 64% 64% SBRA OHI LTC NHI CTRE 1.02x 0.95x 0.99x 1.06x 1.10x SBRA WELL LTC NHI VTR 1.87x 1.48x 1.92x 2.70x 2.80x SBRA OHI LTC CTRE NHI2 2 4,5 4 May 4, 2022 Investor Presentation 30

May 4, 2022 Investor Presentation 31 Appendix

Adjusted EBITDA.* Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation and amortization (“EBITDA”) excluding the impact of merger- related costs, stock-based compensation expense under the Company’s long-term equity award program, and loan loss reserves. Adjusted EBITDA is an important non-GAAP supplemental measure of operating performance. Annualized Cash Net Operating Income (“Annualized Cash NOI”).* The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers Annualized Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Annualized Cash NOI as Annualized Revenues less operating expenses, and non-cash revenues and expenses. Annualized Cash NOI excludes all other financial statement amounts included in net income. Annualized Revenues. The annual contractual rental revenues under leases and interest and other income generated by the Company’s loans receivable and other investments based on amounts invested and applicable terms as of the end of the period presented. Annualized Revenues do not include tenant recoveries or additional rents and are adjusted to (i) reflect actual payments received during the twelve months ended at the end of the respective period for leases no longer accounted for on an accrual basis, (ii) exclude residual rents due to Sabra from prior asset sales under the Company’s 2017 memorandum of understanding with Genesis and (iii) reflect the reduction in Avamere’s annual base rent to $30.7 million effective February 1, 2022. Behavioral Health. Includes behavioral hospitals that provide inpatient and outpatient care for patients with mental health conditions, chemical dependence or substance addictions and addiction treatment centers that provide treatment services for chemical dependence and substance addictions, which may include inpatient care, outpatient care, medical detoxification, therapy and counseling. Cash Net Operating Income (“Cash NOI”).* The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Cash NOI as total revenues less operating expenses and non-cash revenues and expenses. Cash NOI excludes all other financial statement amounts included in net income. EBITDARM. Earnings before interest, taxes, depreciation, amortization, rent and management fees (“EBITDARM”) for a particular facility accruing to the operator/tenant of the property (not the Company), for the period presented. The Company uses EBITDARM in determining EBITDARM Coverage. EBITDARM has limitations as an analytical tool. EBITDARM does not reflect historical cash expenditures or future cash requirements for facility capital expenditures or contractual commitments. In addition, EBITDARM does not represent a property’s net income or cash flows from operations and should not be considered an alternative to those indicators. The Company utilizes EBITDARM to evaluate the core operations of the properties by eliminating management fees, which may vary by operator/tenant and operating structure, and as a supplemental measure of the ability of the Company’s operators/tenants and relevant guarantors to generate sufficient liquidity to meet related obligations to the Company. EBITDARM Coverage. Represents the ratio of EBITDARM to cash rent for owned facilities (excluding Senior Housing - Managed communities) for the period presented. EBITDARM Coverage is a supplemental measure of a property’s ability to generate cash flows for the operator/tenant (not the Company) to meet the operator’s/tenant’s related cash rent and other obligations to the Company. However, its usefulness is limited by, among other things, the same factors that limit the usefulness of EBITDARM. EBITDARM Coverage includes only Stabilized Facilities and excludes facilities for which data is not available or meaningful. APPENDIX Definitions May 4, 2022 Investor Presentation 32

Funds From Operations (“FFO”) and Adjusted FFO (“AFFO”).* The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company also believes that funds from operations, or FFO, as defined in accordance with the definition used by the National Association of Real Estate Investment Trusts (“Nareit”), and adjusted funds from operations, or AFFO (and related per share amounts) are important non-GAAP supplemental measures of the Company’s operating performance. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market and other conditions, presentations of operating results for a real estate investment trust that uses historical cost accounting for depreciation could be less informative. Thus, Nareit created FFO as a supplemental measure of operating performance for real estate investment trusts that excludes historical cost depreciation and amortization, among other items, from net income, as defined by GAAP. FFO is defined as net income, computed in accordance with GAAP, excluding gains or losses from real estate dispositions and the Company’s share of gains or losses from real estate dispositions related to its unconsolidated joint venture, plus real estate depreciation and amortization, net of amounts related to noncontrolling interests, plus the Company’s share of depreciation and amortization related to its unconsolidated joint venture, and real estate impairment charges of both consolidated and unconsolidated entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. AFFO is defined as FFO excluding merger and acquisition costs, stock-based compensation expense, non-cash rental and related revenues, non-cash interest income, non-cash interest expense, non-cash portion of loss on extinguishment of debt, provision for loan losses and other reserves, non-cash lease termination income and deferred income taxes, as well as other non-cash revenue and expense items (including ineffectiveness gain/loss on derivative instruments, and noncash revenue and expense amounts related to noncontrolling interests) and the Company’s share of non-cash adjustments related to its unconsolidated joint venture. The Company believes that the use of FFO and AFFO (and the related per share amounts), combined with the required GAAP presentations, improves the understanding of the Company’s operating results among investors and makes comparisons of operating results among real estate investment trusts more meaningful. The Company considers FFO and AFFO to be useful measures for reviewing comparative operating and financial performance because, by excluding the applicable items listed above, FFO and AFFO can help investors compare the operating performance of the Company between periods or as compared to other companies. While FFO and AFFO are relevant and widely used measures of operating performance of real estate investment trusts, they do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. FFO and AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of FFO and AFFO may not be comparable to FFO and AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current Nareit definition or that interpret the current Nareit definition or define AFFO differently than the Company does. Grant Income. Grant Income consists of funds specifically paid to communities in our Senior Housing - Managed portfolio from state or federal governments related to the pandemic and were incremental to the amounts that would have otherwise been received for providing care to residents. Net Debt.* The principal balances of the Company’s revolving credit facility, term loans, senior unsecured notes, and secured indebtedness as reported in the Company’s consolidated financial statements, net of cash and cash equivalents as reported in the Company’s consolidated financial statements. Net Debt to Adjusted EBITDA.* Net Debt to Adjusted EBITDA is calculated as Net Debt divided by Annualized Adjusted EBITDA, which is Adjusted EBITDA, as adjusted for annualizing adjustments that give effect to the acquisitions and dispositions completed during the respective period as though such acquisitions and dispositions were completed as of the beginning of the period presented. Net Operating Income (“NOI”).* The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines NOI as total revenues less operating expenses. NOI excludes all other financial statement amounts included in net income. APPENDIX Definitions May 4, 2022 Investor Presentation 33

Occupancy Percentage. Occupancy Percentage represents the facilities’ average operating occupancy for the period indicated. The percentages are calculated by dividing the actual census from the period presented by the available beds/units for the same period. Occupancy includes only Stabilized Facilities and excludes facilities for which data is not available or meaningful. Senior Housing. Senior Housing communities include independent living, assisted living, continuing care retirement and memory care communities. Senior Housing - Managed. Senior Housing communities operated by third-party property managers pursuant to property management agreements. Skilled Mix. Skilled Mix is defined as the total Medicare and non-Medicaid managed care patient revenue at Skilled Nursing/Transitional Care facilities divided by the total revenues at Skilled Nursing/Transitional Care facilities for the period indicated. Skilled Mix includes only Stabilized Facilities and excludes facilities for which data is not available or meaningful. Skilled Nursing/Transitional Care. Skilled Nursing/Transitional Care facilities include skilled nursing, transitional care, multi-license designation and mental health facilities. Specialty Hospitals and Other. Includes acute care, long-term acute care and rehabilitation hospitals, facilities that provide residential services, which may include assistance with activities of daily living, and other facilities not classified as Skilled Nursing/Transitional Care, Senior Housing or Behavioral Health. Stabilized Facility. At the time of acquisition, the Company classifies each facility as either stabilized or non-stabilized. In addition, the Company may classify a facility as non-stabilized after acquisition. Circumstances that could result in a facility being classified as non-stabilized include newly completed developments, facilities undergoing major renovations or additions, facilities being repositioned or transitioned to new operators, and significant transitions within the tenants’ business model. Such facilities are typically reclassified to stabilized upon the earlier of maintaining consistent occupancy (85% for Skilled Nursing/Transitional Care facilities and 90% for Senior Housing communities) or 24 months after the date of classification as non-stabilized. Stabilized Facilities exclude (i) facilities held for sale, (ii) strategic disposition candidates, (iii) facilities being transitioned to a new operator, (iv) facilities being transitioned from being leased by the Company to being operated by the Company and (v) facilities acquired during the three months preceding the period presented. * Non-GAAP Financial Measures: Reconciliations, definitions and important discussions regarding the usefulness and limitations of the Non-GAAP Financial Measures used in this presentation can be found in the Investors section of our website at https://ir.sabrahealth.com/investors/financials/quarterly-results. APPENDIX Definitions May 4, 2022 Investor Presentation 34